EXHIBIT 23(b)

             -----------------------------------------------------





INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Silver Diner, Inc. on Form S-8 of our report dated March 6, 1998, appearing in the Annual Report on Form 10-K of Silver Diner, Inc. for the year ended December 28, 1997.

/s/ Deloitte & Touche LLP
______________________________


July 20, 1998
Washington, D.C.



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